Disposal of Endava Technology SRL ("the Captive")	6 Months Ended
Dec. 31, 2019
Disclosure of interests in other entities [Abstract]
Disposal of Endava Technology SRL
Disposal of Endava Technology SRL ("the Captive")

Pursuant to an agreement entered into with Worldpay in November 2016, Endava granted Worldpay an option to acquire a captive Romanian subsidiary that Endava created and staffed for Worldpay. On June 1, 2019, Endava entered into an agreement to sell the captive to Worldpay and to terminate the option and transfer agreement. On August 31, 2019 the transaction was completed and the employees of the Captive became employees of Worldpay. Endava has agreed to provide Worldpay certain transition services under a Transition Services Agreement between Endava and Worldpay, which remains in place following the closing of the sale of the Captive.
The aggregate selling price of the Captive was £3.6 million.